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                                                                 EXHIBIT 23.7


                    CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
Capitol Dental Care, Inc. and
  Dental Maintenance of Oregon, P.C.

We consent to the use of our report on the financial statements of Capitol Dental Care, Inc. and Dental Maintenance of Oregon, P.C. dated October 13, 1998, included herein and to the reference to our firm under the heading "Experts" in Amendment No. 4 to the Registration Statement on Form S-4.

                                        /s/  KPMG LLP


Orange County, California
February 9, 1999